Exhibit 24.2

               Powers of Attorney of The CIT Group Holdings, Inc.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement combined on Form S-1 and Form S-3 for the registration of limited guarantees of payment on certain Recreational Vehicle Contract Pass-Through Certificates, to be issued by its wholly-owned subsidiary The CIT Group Securitization Corporation II, under said Act of up to $175,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $175,000,000, hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 5th day of May, 1995.


                                                    /s/ ALBERT R. GAMPER, JR.
                                                        ----------------------
                                                        Albert R. Gamper, Jr.

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement combined on Form S-1 and Form S-3 for the registration of limited guarantees of payment on certain Recreational Vehicle Contract Pass-Through Certificates, to be issued by its wholly-owned subsidiary The CIT Group Securitization Corporation II, under said Act of up to $175,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $175,000,000, hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 5th day of May, 1995.


                                                    /s/ HISAO KOBAYASHI
                                                        ----------------------
                                                        Hisao Kobayashi

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement combined on Form S-1 and Form S-3 for the registration of limited guarantees of payment on certain Recreational Vehicle Contract Pass-Through Certificates, to be issued by its wholly-owned subsidiary The CIT Group Securitization Corporation II, under said Act of up to $175,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $175,000,000, hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 5th day of May, 1995.

                                                    /s/ MICHIO MURATA
                                                        ----------------------
                                                        Michio Murata

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement combined on Form S-1 and Form S-3 for the registration of limited guarantees of payment on certain Recreational Vehicle Contract Pass-Through Certificates, to be issued by its wholly-owned subsidiary The CIT Group Securitization Corporation II, under said Act of up to $175,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $175,000,000, hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 5th day of May, 1995.


                                                    /s/ JOSEPH A. POLLICINO
                                                        ----------------------
                                                        Joseph A. Pollicino

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement combined on Form S-1 and Form S-3 for the registration of limited guarantees of payment on certain Recreational Vehicle Contract Pass-Through Certificates, to be issued by its wholly-owned subsidiary The CIT Group Securitization Corporation II, under said Act of up to $175,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $175,000,000, hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 5th day of May, 1995.

                                                    /s/ PAUL N. ROTH
                                                        ----------------------
                                                        Paul N. Roth

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement combined on Form S-1 and Form S-3 for the registration of limited guarantees of payment on certain Recreational Vehicle Contract Pass-Through Certificates, to be issued by its wholly-owned subsidiary The CIT Group Securitization Corporation II, under said Act of up to $175,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $175,000,000, hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 5th day of May, 1995.

                                                    /s/ HIDEO KITAHARA
                                                        ----------------------
                                                        Hideo Kitahara

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement combined on Form S-1 and Form S-3 for the registration of limited guarantees of payment on certain Recreational Vehicle Contract Pass-Through Certificates, to be issued by its wholly-owned subsidiary The CIT Group Securitization Corporation II, under said Act of up to $175,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $175,000,000, hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 5th day of May, 1995.



                                                    /s/ PETER J. TOBIN
                                                        ----------------------
                                                        Peter J. Tobin

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement combined on Form S-1 and Form S-3 for the registration of limited guarantees of payment on certain Recreational Vehicle Contract Pass-Through Certificates, to be issued by its wholly-owned subsidiary The CIT Group Securitization Corporation II, under said Act of up to $175,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $175,000,000, hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 5th day of May, 1995.


                                                    /s/ TOSHIJI TOKIWA
                                                        ----------------------
                                                        Toshiji Tokiwa

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement combined on Form S-1 and Form S-3 for the registration of limited guarantees of payment on certain Recreational Vehicle Contract Pass-Through Certificates, to be issued by its wholly-owned subsidiary The CIT Group Securitization Corporation II, under said Act of up to $175,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $175,000,000, hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 5th day of May, 1995.

                                                    /s/ KEIJI TORII
                                                        ----------------------
                                                        Keiji Torii

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and/or officer of THE CIT GROUP HOLDINGS, INC., a Delaware corporation, which is about to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a Registration Statement combined on Form S-1 and Form S-3 for the registration of limited guarantees of payment on certain Recreational Vehicle Contract Pass-Through Certificates, to be issued by its wholly-owned subsidiary The CIT Group Securitization Corporation II, under said Act of up to $175,000,000 aggregate principal amount, or if issued at an original discount, such greater principal amount as shall result in an aggregate initial public offering price of up to $175,000,000, hereby constitutes and appoints ALBERT R. GAMPER, JR., ERNEST D. STEIN, and DONALD J. RAPSON his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him and in his name, place, and stead, in any and all capacities, to sign such Registration Statement and any and all amendments thereto, with power where appropriate to affix the corporate seal of said corporation thereto and to attest to said seal, and to file such Registration Statement and each such amendment, with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, and hereby grants unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person and hereby ratifies and confirms all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereby.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand on the 5th day of May, 1995.

                                                    /s/ WILLIAM H. TURNER
                                                        ----------------------
                                                        William H. Turner